UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2021

Baker Hughes Company	Baker Hughes Holdings LLC
 (Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield
Houston,	Texas	77073-5101
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	New York Stock Exchange
5.125% Senior Notes due 2040	-	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On November 12, 2021, the Board of Directors (the "Board") of Baker Hughes Company (the "Company") elected Michael R. Dumais to serve as a director of the Company. Mr. Dumais will join the Board effective on January 1, 2022. At that time, the size of the Board will be expanded from nine to ten members.

Mr. Dumais is the Executive Vice President & Chief Transformation Officer at Raytheon Technologies. From April 2020 through January 2021, he served as Executive Vice President Strategy & Corporate Development at Raytheon Technologies. Mr. Dumais was Executive Vice President of Operations & Strategy at United Technologies from February 2017 through April 2020 prior to the United Technologies merger with Raytheon Technologies in 2020. From 2015 through 2017, he served as the Senior Vice President, Strategy at United Technologies.

The Board has determined that Mr. Dumais is independent under the corporate governance requirements of Nasdaq and the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended. Mr. Dumais will serve on the Audit and the Governance & Corporate Responsibility Committees of the Board.

Mr. Dumais' compensation will be consistent with that of other non-employee directors.

There are no arrangements or understandings between Mr. Dumais and any other person pursuant to which Mr. Dumais was selected as a director and there are no related party transactions between the Company and Mr. Dumais that would require disclosure under Item 404(a) of Regulation S-K. In connection with his appointment, Mr. Dumais will enter into a standard indemnification agreement with the Company in the form previously approved by the Board.

Item 9.01 Financial Statements and Exhibits. (Information furnished in this Item 9.01 is furnished pursuant to Item 9.01.)
(d) Exhibits.

101.SCH*	Inline XBRL Schema Document
101.CAL*	Inline XBRL Calculation Linkbase Document
101.LAB*	Inline XBRL Label Linkbase Document
101.PRE*	Inline XBRL Presentation Linkbase Document
101.DEF*	Inline XBRL Definition Linkbase Document
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
* Furnished herewith.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES COMPANY

Dated: November 15, 2021	By:	/s/ Lee Whitley
Lee Whitley Vice President and Corporate Secretary

BAKER HUGHES HOLDINGS LLC

Dated: November 15, 2021	By:	/s/ Lee Whitley
Lee Whitley Vice President and Corporate Secretary